Exhibit 99.1

GAAP-1

Motorola Solutions, Inc. and Subsidiaries

GAAP Segment Information

(In millions)

Net Sales

	Q1 2014
Products	$753
Services	475

Motorola Solutions, Inc.	$1,228

	Q1 2013	Q2 2013	Q3 2013	Q4 2013	2013
Products	$914	$986	$998	$1,211	$4,109
Services	482	511	519	606	2,118

Motorola Solutions, Inc.	$1,396	$1,497	$1,517	$1,817	$6,227

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	2012
Products	$945	$1,021	$1,069	$1,201	$4,236
Services	442	516	511	563	2,033

Motorola Solutions, Inc.	$1,387	$1,537	$1,580	$1,764	$6,269

					2011
Products					$3,901
Services					1,837

Motorola Solutions, Inc.					$5,738

Operating Earnings

	Q1 2014
Products	$39
Services	68

Motorola Solutions, Inc.	$107

	Q1 2013	Q2 2013	Q3 2013	Q4 2013	2013
Products	$106	$125	$171	$237	$639
Services	68	78	75	88	308

Motorola Solutions, Inc.	$174	$203	$246	$325	$947

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	2012
Products	$100	$125	$190	$241	$656
Services	52	65	62	86	264

Motorola Solutions, Inc.	$152	$190	$252	$327	$920

					2011
Products					$338
Services					260

Motorola Solutions, Inc.					$598

Non-GAAP-1

Motorola Solutions, Inc. and Subsidiaries

Non-GAAP Financial Measures

The financial data presented on the following schedules Non-GAAP-2 through Non-GAAP-5 provide reconciliations of the Company’s Non-GAAP adjustments for the full fiscal years of 2011, 2012, and 2013, the four quarters of 2012 and 2013, and the first quarter of 2014 to bridge from GAAP Operating Earnings to Non-GAAP Operating Earnings.

The Company uses certain non-GAAP financial information to provide important supplemental information to both management and investors regarding financial and business trends used in assessing our financial condition and results of operations. We have disclosed this non-GAAP financial information in our past quarterly earnings releases and are providing the same non-GAAP financial information in Exhibit 99.1 to this Form 8-K, as adjusted to reflect our new segments, so that investors have the same financial data that we use to make comparisons with our historical operating results and analyze our underlying performance.

The non-GAAP financial measures have been presented for informational purposes only. The non-GAAP financials measures do not purport to project our results of operations or financial condition for any period.

The Company has provided these non-GAAP measurements to help investors better understand its core operating performance, enhance comparisons of core operating performance from period to period and allow better comparisons of operating performance to its competitors. Among other things, management uses these operating results, excluding the identified items, to evaluate performance of its businesses and to evaluate results relative to certain incentive compensation targets. Management uses operating results excluding these items because it believes this enables it to make better period-to-period evaluations of the financial performance of core business operations. The non-GAAP measurements are intended only as a supplement to the comparable GAAP measurements and the Company compensates for the limitations inherent in the use of non-GAAP measurements by using GAAP measures in conjunction with the non-GAAP measurements. As a result, investors should consider these non-GAAP measurements in addition to, and not in substitution for or as superior to, measurements of financial performance prepared in accordance with GAAP.

Highlighted items: The Company has excluded the effects of highlighted items (and any reversals of highlighted items recorded in prior periods) from its non-GAAP operating expenses and net income measurements because the Company believes that these historical items do not reflect expected future operating earnings or expenses and do not contribute to a meaningful evaluation of the Company’s current operating performance or comparisons to the Company’s past operating performance.

Share-based compensation expense: The Company has excluded share-based compensation expense from its non-GAAP operating expenses and net income measurements. Although share-based compensation is a key incentive offered to the Company’s employees and the Company believes such compensation contributed to the revenue earned during the periods presented and also believes it will contribute to the generation of future period revenues, the Company continues to evaluate its performance excluding share-based compensation expense primarily because it represents a significant non-cash expense. Share-based compensation expense will recur in future periods.

Intangible assets amortization expense: The Company has excluded intangible assets amortization expense from its non-GAAP operating expenses and net income measurements, primarily because it represents a non-cash expense and because the Company evaluates its performance excluding intangible assets amortization expense. Amortization of intangible assets is consistent in amount and frequency but can be affected by the timing and size of the Company’s acquisitions. Investors should note that the use of intangible assets contributed to the Company’s revenues earned during the periods presented and will contribute to the Company’s future period revenues as well. Intangible assets amortization expense will recur in future periods.

Non-GAAP-2

Motorola Solutions, Inc. and Subsidiaries

Non-GAAP Adjustments Bridge

(In millions)

FY 2011

	MSI	Products	Services
Net sales	$5,738	$3,901	$1,837
Operating earnings (“OE”)	$598	$338	$260

Above-OE non-GAAP adjustments:
Share-based compensation expense	133	87	46
Reorganization of business charges	40	27	13
Intangibles amortization expense	5	5	—
Legal matters	90	61	29

Total above-OE non-GAAP adjustments	268	180	88

Operating earnings after non-GAAP adjustments	$866	$518	$348

Operating earnings as a percentage of net sales—GAAP	10.4%	8.7%	14.2%
Operating earnings as a percentage of net sales—after non-GAAP adjustments	15.1%	13.3%	18.9%

Non-GAAP-3

Motorola Solutions, Inc. and Subsidiaries

Non-GAAP Adjustments Bridge

(In millions)

Q1 2012

	MSI	Products	Services
Net sales	$1,387	$945	$442
Operating earnings (“OE”)	$152	$100	$52

Above-OE non-GAAP adjustments:
Share-based compensation expense	34	22	12
Reorganization of business charges	7	5	2

Total above-OE non-GAAP adjustments	41	27	14

Operating earnings after non-GAAP adjustments	$193	$127	$66

Operating earnings as a percentage of net sales—GAAP	11.0%	10.6%	11.8%
Operating earnings as a percentage of net sales—after non-GAAP adjustments	13.9%	13.4%	14.9%

Q2 2012

	MSI	Products	Services
Net sales	$1,537	$1,021	$516
Operating earnings	$190	$125	$65

Above-OE non-GAAP adjustments:
Share-based compensation expense	42	28	14
Reorganization of business charges	9	6	3

Total above-OE non-GAAP adjustments	51	34	17

Operating earnings after non-GAAP adjustments	$241	$159	$82

Operating earnings as a percentage of net sales—GAAP	12.4%	12.2%	12.6%
Operating earnings as a percentage of net sales—after non-GAAP adjustments	15.7%	15.6%	15.9%

Q3 2012

	MSI	Products	Services
Net sales	$1,580	$1,069	$511
Operating earnings	$252	$190	$62

Above-OE non-GAAP adjustments:
Share-based compensation expense	35	23	12
Reorganization of business charges	8	5	3

Total above-OE non-GAAP adjustments	43	28	15

Operating earnings after non-GAAP adjustments	$295	$218	$77

Operating earnings as a percentage of net sales—GAAP	15.9%	17.8%	12.1%
Operating earnings as a percentage of net sales—after non-GAAP adjustments	18.7%	20.4%	15.1%

Q4 2012

	MSI	Products	Services
Net sales	$1,764	$1,201	$563
Operating earnings	$327	$241	$86

Above-OE non-GAAP adjustments:
Share-based compensation expense	36	23	13
Reorganization of business charges	9	6	3
Legal matter	(16)	(11)	(5)

Total above-OE non-GAAP adjustments	29	18	11

Operating earnings after non-GAAP adjustments	$356	$259	$97

Operating earnings as a percentage of net sales—GAAP	18.5%	20.1%	15.3%
Operating earnings as a percentage of net sales—after non-GAAP adjustments	20.2%	21.6%	17.2%

FY 2012

	MSI	Products	Services
Net sales	$6,269	$4,236	$2,033
Operating earnings	$920	$656	$264

Above-OE non-GAAP adjustments:
Share-based compensation expense	146	95	51
Reorganization of business charges	33	22	11
Intangibles amortization expense	1	1	—
Legal matter	(16)	(11)	(5)

Total above-OE non-GAAP adjustments	164	107	57

Operating earnings after non-GAAP adjustments	$1,084	$763	$321

Operating earnings as a percentage of net sales—GAAP	14.7%	15.5%	13.0%
Operating earnings as a percentage of net sales—after non-GAAP adjustments	17.3%	18.0%	15.8%

Non-GAAP-4

Motorola Solutions, Inc. and Subsidiaries

Non-GAAP Adjustments Bridge

(In millions)

Q1 2013

	MSI	Products	Services
Net sales	$1,396	$914	$482
Operating earnings (“OE”)	$174	$106	$68

Above-OE non-GAAP adjustments:
Share-based compensation expense	35	23	12
Reorganization of business charges	7	5	2

Total above-OE non-GAAP adjustments	42	28	14

Operating earnings after non-GAAP adjustments	$216	$134	$82

Operating earnings as a percentage of net sales—GAAP	12.5%	11.6%	14.1%
Operating earnings as a percentage of net sales—after non-GAAP adjustments	15.5%	14.7%	17.0%

Q2 2013

	MSI	Products	Services
Net sales	$1,497	$986	$511
Operating earnings	$203	$125	$78

Above-OE non-GAAP adjustments:
Share-based compensation expense	27	17	10
Reorganization of business charges	18	12	6

Total above-OE non-GAAP adjustments	45	29	16

Operating earnings after non-GAAP adjustments	$248	$154	$94

Operating earnings as a percentage of net sales—GAAP	13.6%	12.7%	15.3%
Operating earnings as a percentage of net sales—after non-GAAP adjustments	16.6%	15.6%	18.4%

Q3 2013
	MSI	Products	Services
Net sales	$1,517	$998	$519
Operating earnings	$246	$171	$75

Above-OE non-GAAP adjustments:
Share-based compensation expense	29	19	10
Reorganization of business charges	21	14	7

Total above-OE non-GAAP adjustments	50	33	17

Operating earnings after non-GAAP adjustments	$296	$204	$92

Operating earnings as a percentage of net sales—GAAP	16.2%	17.1%	14.5%
Operating earnings as a percentage of net sales—after non-GAAP adjustments	19.5%	20.4%	17.7%

Q4 2013
	MSI	Products	Services
Net sales	$1,817	$1,211	$606
Operating earnings	$325	$237	$88

Above-OE non-GAAP adjustments:
Share-based compensation expense	29	19	10
Reorganization of business charges	41	27	14

Total above-OE non-GAAP adjustments	70	46	24

Operating earnings after non-GAAP adjustments	$395	$283	$112

Operating earnings as a percentage of net sales—GAAP	17.9%	19.6%	14.5%
Operating earnings as a percentage of net sales—after non-GAAP adjustments	21.7%	23.4%	18.5%

FY 2013
	MSI	Products	Services
Net sales	$6,227	$4,109	$2,118
Operating earnings	$947	$639	$308

Above-OE non-GAAP adjustments:
Share-based compensation expense	121	79	42
Reorganization of business charges	86	56	30
Intangibles amortization expense	1	1	—

Total above-OE non-GAAP adjustments	208	136	72

Operating earnings after non-GAAP adjustments	$1,155	$775	$380

Operating earnings as a percentage of net sales—GAAP	15.2%	15.6%	14.5%
Operating earnings as a percentage of net sales—after non-GAAP adjustments	18.5%	18.9%	17.9%

Non-GAAP-5

Motorola Solutions, Inc. and Subsidiaries

Non-GAAP Adjustments Bridge

(In millions)

Q1 2014

	MSI	Products	Services
Net sales	$1,228	$753	$475
Operating earnings (“OE”)	$107	$39	$68

Above-OE non-GAAP adjustments:
Share-based compensation expense	29	19	10
Reorganization of business charges	10	6	4
Intangibles amortization expense	1	1	—
Gain on Sale of building and land	(21)	(13)	(8)

Total above-OE non-GAAP adjustments	19	13	6

Operating earnings after non-GAAP adjustments	$126	$52	$74

Operating earnings as a percentage of net sales—GAAP	8.7%	5.2%	14.3%
Operating earnings as a percentage of net sales—after non-GAAP adjustments	10.3%	6.9%	15.6%